BALANCE SHEET DETAILS (Schedule of Inventories) (Details) - USD ($) $ in Thousands		Dec. 31, 2015	Dec. 31, 2014
Inventories:
Raw materials		$ 6,886	$ 4,127
Work in process		1,813	3,952
Finished goods(1)	[1]	8,771	12,580
Total Inventory		17,470	20,659
Finished goods at customer sites		$ 8,300	$ 11,600

[1]	Includes finished goods at customer sites of approximately $8.3 million and $11.6 million at December 31, 2015 and 2014, respectively, for which the customer has taken possession, but based on specific contractual terms, title has not yet passed to the customer and for which revenue has not yet been recognized.